UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2008
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
33587 Walker Road, Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 23, 2008, Stephen D. Newlin, Chairman, President and Chief Executive Officer of PolyOne Corporation (the “Company”), will deliver a presentation at the Sidoti & Company Fifth Annual “Emerging Growth Institutional Investor Forum” in Palm Beach, Florida. The presentation is scheduled to begin at 9:05 a.m., Eastern Time. A copy of the slide show to be handed out at this presentation is attached as Exhibit 99.1.
     The slide show contains preliminary estimates of the Company’s results of operations for the fiscal year ended December 31, 2007, which remain subject to change as the Company finalizes its financial statements for such period.
     The slide show also contains the following non-GAAP financial measures: pro forma revenue; gross margin; and operating income (loss) before special items. Below are reconciliations to the most directly comparable GAAP financial measures. The Company is unable to provide a reconciliation for non-GAAP financial measures for periods beyond 2006 without unreasonable efforts.
Reconciliation of 2006 Pro Forma Revenue

Year Ended
(In billions)	December 31, 2006
PolyOne revenue	$2.6
GLS revenue	0.1

Pro forma revenue	$2.7

Reconciliation of 2006 Gross Margin, as adjusted

Year Ended
(In millions)	December 31, 2006
Sales — continuing	$2,622.4

Cost of sales	2,282.7
Depreciation and amortization related to cost of sales activities	41.2
Environmental remediation costs & other adjustments	(7.8)

Gross margin, as adjusted	$306.3

Reconciliation of GAAP 2006 Operating Income to Non-GAAP Operating Income before Special Items

Year Ended
(In millions)	December 31, 2006
Continuing Operations:
Operating income	$190.5
Special items in continuing operations, before tax	2.7

Operating income before specials	$193.2

Special Items in continuing operations, before tax
Asset impairments	$0.2
Environmental remediation at inactive site	2.5

$2.7

     The Company has provided pro forma revenue, which includes revenue from the recently acquired GLS Corporation, to give an indication of the potential impact of the GLS acquisition on PolyOne’s revenue. PolyOne’s chief operating decision maker uses the other non-GAAP financial measures to monitor and evaluate the ongoing performance of the Company and each business segment and to allocate resources. In addition, operating income before special items is a component of various PolyOne annual and long-term employee incentive plans.
     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Stephen D. Newlin Presentation, dated January 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 23, 2008

POLYONE CORPORATION

By	/s/ Lisa K. Kunkle

Name: Lisa K. Kunkle Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stephen D. Newlin Presentation, dated January 23, 2008